Exhibit 10.54

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT FOR

DELIVERY OF SERVICE

This Amendment No. 1 to Amended and Restated Agreement for Delivery of Service (the “Amendment”) is entered into this 29th day of March, 2002, by and between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. (“Customer”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. This Amendment modifies that certain Amended and Restated Agreement for Delivery of Services between Customer and Level 3 dated April 17, 2000 (the “Agreement”) in the following respects:

1.      Expansion Rate Centers.

A.        Level 3 hereby commits that, commencing on execution of this Amendment, it will undertake an expansion of its coverage by adding the Markets and rate centers listed in Exhibit E attached hereto (the “Expansion Rate Centers”). Pursuant to the procedures set forth in Section 1.2 of the Agreement, Customer shall be permitted to order Managed Modem Service ports for delivery within the Expansion Rate Centers; provided, however, that Level 3 shall not be obligated to deliver such ports sooner than the “Available Date” listed in Exhibit E. In the event that Level 3 fails to deliver ports ordered hereunder in any Expansion Rate Centers within [****] days after the later of the applicable Available Date or the installation date agreed between the parties pursuant to Section 1.2(b) of the Agreement, then [****]. In no event shall the amount of the credit given hereunder exceed [****].

B.        Notwithstanding anything set forth in the paragraph above, if Level 3 is unable (despite its best commercially reasonable efforts) to deliver ports in any Expansion Rate Center within [****] days after the later of the Available Date or the installation date agreed between the parties pursuant to Section 1.2(b) of the Agreement because (i) Level 3 has been unable to procure necessary amendments to its regulatory certificate of public convenience and necessity or other applicable authorities to allow it to provide service in the territories of additional incumbent local exchange carriers where the Expansion Rate Centers are located, or (ii) Level 3 has been unable to procure (a) interconnection arrangements; (b) traffic exchange arrangements; or (c) other services (e.g., PRI, Channelized T1, etc.) from a local service provider which are necessary to provide such ports, then, at Customer’s option, (i) Level 3 may deliver additional ports in other Expansion Rate Centers in accordance with a

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mutually agreeable schedule; or (ii) Customer may cancel any outstanding Customer Orders for undelivered ports within such Rate Center and the Port Commitment for that tier shall be [****]. The parties agree that no dollar credit shall be given to Customer for those ports Level 3 is unable to deliver solely for the reasons set forth in this paragraph.

C.        The parties agree to reasonably cooperate and periodically review the list of Expansion Rate Centers to determine whether any changes to the list are warranted based on Customer’s anticipated need for Managed Modem Services in Expansion Rate Centers and any issues Level 3 is encountering in connection with its expansion efforts. If such review results in any agreed changes to Exhibit E, then Exhibit E shall be deemed to be modified as agreed by the parties.

D.        In addition to the Expansion Rate Centers, if and to the extent that Level 3 makes additional Markets or Rate Centers available to Customer pursuant to Section 1.2(a) of the Agreement, such new Markets shall be priced (except as otherwise agreed by the parties) in accordance with the “LERG List” effective as of March 25, 2002, a sample page of which is attached hereto as Exhibit H. Level 3 shall (on a monthly basis) provide Customer with a listing of new Rate Centers within the LERG List that become available or for which pricing changes to a lower priced tier. Level 3 may not change the pricing for any Rate Center to a higher priced tier (i.e., cannot change from Tier A to Tier B or C, and cannot change from Tier B to Tier C) without Customer’s prior agreement.

E.        Exhibit I attached hereto contains the initial Customer Order for ports in the Expansion Rate Centers, as well as additional port orders in Tier A Rate Centers. Customer shall provide its Customer Order for the third quarter 2002 (Tier A Rate Centers) on or before April 30, 2002. Customer shall provide its Customer Order for the fourth quarter 2002 (Tier A Rate Centers) on or before June 30, 2002.

2.      Port Commitment. Section 1.1(a) of the Agreement hereby amended to read as follows:

a.

Customer hereby commits that, for each month after the “Ramp Period” (as defined below), Customer shall have installed and be responsible for payment of the charges set forth in Section 2 for the number of ports of Managed Modem Service within each rate center Tier as set forth below. The “Ramp Period” commences on the date of execution of this Amendment and ends on December 31, 2002

Tier A Port Commitment:	[****]

Tier B/C (Cumulative) Port Commitment:	[****]

Total Port Commitment (Tiers A, B and C) as of 12/31/02:	[****]

(the “Port Commitment”). In addition, on or before December 31, 2003, the total Port Commitment (Tiers A, B and C) shall be increased to [****] ports. Customer may

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satisfy the Tier B/C Port Commitment with purchase of additional ports in Tier A rate centers (but not vice versa). Customer’s compliance with the Port Commitment shall be contingent upon the deployment of ports by Level 3 in substantial compliance with the terms of this Agreement. Subject to the limitations on Level 3’s obligations to install ports as set forth in Section 1.2(c) below, Level 3 agrees that Managed Modem Service will be available to satisfy Customer’s Port Commitment by the end of the Ramp Period. The period of time commencing upon October 12, 1999 and ending six (6) years thereafter shall be the “Term”. In any period where Customer fails to meet the Port Commitment, Customer will be billed for and will pay the Port Charges that would have otherwise been payable had Customer satisfied the Port Commitment (the “Shortfall Fee”). The Shortfall Fee (if any is ever due) for the Tier B and C Port Commitment that must be satisfied by December 31, 2002 shall be calculated using a dispersion of ports between Tiers that is equal to Customer’s port dispersion for installed ports. The Shortfall Fee (if any is ever due) for the Port Commitment that must be satisfied by December 31, 2003 shall be calculated based on the Port Charge for Tier A ports. The foregoing remedy will be Level 3’s sole and exclusive remedy for a failure of Customer to satisfy the requirements of this Section. Notwithstanding the foregoing, Customer shall not be liable for payment of the Shortfall Fee to the extent that Customer’s failure to satisfy the Port Commitment is the direct result of Level 3’s failure or inability to deliver Managed Modem Services ordered by Customer in compliance with Section 1.2 hereof.

3.      Delivery of Ports. Section 1.2(c) of the Agreement is hereby amended to read as follows:

c.        Notwithstanding the foregoing subparagraphs (a) and (b), in no event shall Level 3 be obligated to install more than

(i) [****] ports of Managed Modem Service in rate centers for Customer nationwide, or

(ii) [****] ports of Managed Modem Service in any Market (as defined below)

during any 30-day period. Initial Customer Orders in a new Rate Center for Managed Modem Service must be at least [****] ports in each Market (subsequent Customer Orders may be in any increment elected by Customer). For purposes of the foregoing, a “Market” is defined as each separate local access transport area (“LATA”) where Level 3 delivers Managed Modem Services (please refer to the Level 3 NPA/NXX coverage summary for the present listing of rate center coverage). Level 3 shall not be obligated to deliver Managed Modem Service in any area (other than the Expansion Rate Centers) where Level 3’s Managed Modem Service is not then commercially available. In the event Level 3 fails to deliver any ports in Tier B or C Rate Centers pursuant to any Customer Order which is submitted in accordance with the terms of this Agreement with a requested delivery date for such ports that is on or after the Available Date listed in Exhibit E, Customer’s remedies for such failure are set forth in Section 1(A) of this Amendment. Customer agrees to be commercially

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reasonable in its determination of the number of ports ordered within each Tier B or C Rate Center.

4.      Interconnection Charges.

A.        Exhibit A to the Agreement (which specifies the Interconnection Charges, architecture and other Managed Modem Service requirements) is hereby deleted and replaced in its entirety with Exhibit A attached hereto. The Interconnection Charges specified in the Agreement shall cease to be applicable on April 15, 2002. The Interconnection Charges for any partial month billing through such date shall be prorated based on a 30-day month.

B.        Section 2.1(c) of the Agreement is hereby deleted in its entirety. Section 2.1(b) of the Agreement is hereby deleted with effect from April 15, 2002 and Section 4(A) of this Addendum shall be inserted as Section 2.1(b) of the Agreement.

5.      Technical, Operational and Reporting Requirements/SLAs. Exhibits B and C to the Agreement are hereby deleted and replaced in their entirety with Exhibits B, C and D attached hereto.

6.      Tiered Port Charges.

A.        Section 2.1(a) of the Agreement is hereby deleted in its entirety. From and after January 1, 2002 and for the balance of the Term, the Port Charges for Managed Modem Services shall be as follows:

Tier A:	[****] per port*
Tier B:	[****] per port
Tier C:	[****] per port

*

The Port Charge for Tier A ports shall be decreased to [****] per port in the month following the month in which Customer’s total ports purchased and installed (in Tier A, B and C rate centers cumulatively) exceeds [****] ports, and shall be further reduced to [****] in the month following the month in which Customer’s total ports purchased and installed (in Tier A, B and C rate centers cumulatively) exceeds [****] ports; such reductions, however, shall be subject to reversal if Customer’s total port purchases are decreased below the applicable thresholds pursuant to Section 1.1(b) of the Agreement. Ports ordered by Customer prior to the date of this Amendment and in rate centers not listed in Exhibit E are considered Tier A for purposes of this Amendment. The Port Charge for any partial calendar month shall be prorated based on the actual number of days remaining in such month.

B.        The installation charge for each port of Managed Modem Service ordered under the Agreement and this Addendum shall be [****] per port.

7.      Reductions in Port Charges.

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A. [****]

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[****]

8.      Service Escalation. Exhibit D to the Agreement is hereby replaced with Exhibit F attached hereto.

9.      Move of Capacity. The portability rights contained in Section 8.3 of the Agreement shall govern with respect to movement of Ports in Tier B and C Rate Centers, subject to the following modifications: AOL shall have the right to terminate Ports in a Tier B or C Rate Center and contemporaneously replace such Ports with Ports that are available in other Rate Centers, provided that (a) AOL may reduce the number of Ports in any given Rate Center to zero, but must (if it desires to continue to receive any Ports in a given Rate Center) leave at least [****] Ports installed and billing within each Rate Center, and (b) AOL shall reimburse Level 3 for reasonable, verifiable out of pocket expenses associated with the termination of Ports (including but not limited to expenses relating to the termination of excess or stranded capacity (including termination charges) purchased by Level 3 but no longer needed as a result of AOL’s decision to terminate Ports). If Level 3 does not comply, in addition to AOL’s other rights and remedies, AOL may elect to cease making any further payments with respect to the Ports that have not been de-installed and relocated.

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10.      Financial Security. No more than once every calendar quarter, Customer may request to meet with Level 3’s Chief Financial Officer or Treasurer (the “Level 3 Financial Representative”) to discuss Level 3’s ongoing financial ability to perform its obligations under the Agreement. At each such meeting, the Level 3 Financial Representative shall present Customer with information and supporting documentation regarding Level 3’s current financial condition (including a discussion of any events or circumstances that might constitute a “Trigger Event,” as defined below). Further, at any time during the Term, Level 3 shall immediately notify Customer, in writing, if a Trigger Event occurs. [****]

COLLECTED

11.      Assignment Without Consent. Customer and Level 3 each acknowledge that the delivery of Managed Modem Services hereunder, and adherence to the specifications and service levels that Customer has grown to rely upon in connection with its business relationship with Level 3, are fundamental to Customer’s decision to agree to the Port Commitment. In the event of any assignment of this Agreement to a competitor of Customer or its affiliates which is accomplished without Customer’s consent, Customer shall have the right to terminate the Port Commitment.

12.      Invoicing. All invoices to be provided by Level 3 hereunder shall be substantially in the form of the sample invoice attached hereto as Exhibit G and shall be addressed to Customer’s Senior Vice President of Global Access Networks; provided, however, that Level 3 shall have the right to reasonably change the format of its invoices, subject to the prior approval of Customer (which shall not be unreasonably withheld, conditioned or delayed).

13.      Transition Assistance. Upon expiration or termination of the Agreement, Customer may decommission Managed Modem Services and Level 3 will (a) provide reasonable assistance and consultation to ensure a smooth and timely transition of Customer’s Managed Modem Services to another vendor, and (b) continue to provide the Managed Modem Services at prices then in effect. The length of this transition period will be determined by Customer in its reasonable discretion, but will not exceed eighteen (18) months.

14.      Other Provisions Unaffected. The balance of the provisions contained in the Agreement shall remain in full force and effect.

15.      Priority. In case of conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail.

CUSTOMER ACCEPTANCE	LEVEL 3 ACCEPTANCE

/s/ Edward M. Prince Jr.	/s/ Todd C. Coleman
Authorized Customer Signature	Authorized Level 3 Signature

MARCH 29, 2002	MARCH 29, 2002
Date	Date

Edward M. Prince Jr.	Todd C. Coleman
Typed or Printed Name	Typed or Printed Name

SR VICE PRESIDENT	VICE PRESIDENT
Title	Title

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Exhibit A

Interconnection Architecture

[****]

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Indicative Interconnection Architecture

[****]

COLLECTED

[****]

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EXHIBIT B

Scope of Services

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EXHIBIT B

Scope of Services

Level 3 shall, in accordance with this Agreement, install and activate, and on an end-to-end basis manage, maintain and operate, Ports within the United States (including all U.S. territories) (“Service Areas”). Services provided hereunder shall include all associated fully managed, end-to-end network service functions (including those functions described in this Exhibit B).

1.	OPERATIONS

Level 3 shall provision, staff and operate a Network Operations Center (“NOC”) with dedicated support for Customer and a backup NOC at a separate location at least three hundred (300) miles away from the first NOC, which shall be supported by a different power company and a different local telephone company than the dedicated Customer NOC. As part of the Services, Level 3 shall:

1.1.	Operate the NOC and co-located systems and equipment with trained and qualified personnel on a continuous, 24 hours per day, 7 days per week basis (including holidays).

1.2.	Perform continuous surveillance and monitoring of the network.

1.3.	Analyze problems as they arise, isolate faults as they are identified, and manage event resolution according to Section 1.4 of this Exhibit B.

1.4.	Coordinate the dispatch of maintenance representatives for corrective maintenance activities and filing of a Problem Report (“PR”) to track maintenance activities. Level 3 shall:

(i)	Initiate corrective maintenance requests and record the times that calls are received by the Level 3 maintenance representative;

(ii)	Track all network faults with a PR and, if a Level 3 maintenance representative is dispatched, log the time of dispatch in the PR;

(iii)	Confirm the reported problems upon arrival of the maintenance representative at the site and record the site arrival time of the representative;

(iv)	Confer with Customer to notify Customer of the situation and to obtain advice or assistance in the event of a work stoppage, delay, or denial of access to the equipment; and

(v)

Though Level 3’s NOC personnel and Level 3 maintenance representative, confirm resolution of the problem upon restoration of Service and record the time when Services are restored and the reason for the problem or outage.

1.5.	Initiate PRs, maintain a log of all PRs, coordinate PRs with support personnel and track problems until resolved using a commercially available trouble reporting software system.

1.6.

Provide on-site analyst support Monday through Friday (excluding Level 3 holidays) during normal working hours, provided, however, that during network emergencies and outages, such support shall be made available on a 24 hours per day, 7 days per week basis (including holidays) until the end of such emergency or outage. Level 3 also shall

Exhibit B to Network Services Agreement	B - 1	Customer/Level 3 Confidential

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provide on-call analyst support of the Level 3 network on a continuous 24 hours per day, 7 days per week basis (including holidays) in order to provide support coverage during times that on-site analyst support is not required hereunder, and otherwise to provide support for, and coordination with, on-site analysts providing Services to Customer. Level 3 shall provide and maintain a toll-free, continuously operational access number that is dedicated exclusively for use by Customer in reporting problems to Level 3, and which shall enable Customer to contact Level 3’s level 2 NOC technician personnel directly to report problems relating to the Services. Such personnel shall be available to receive calls from Customer on a 24 hours per day, 7 days per week basis (including holidays), and shall coordinate the provision of on-site and on-call analyst support as required hereunder. On-call analyst personnel shall respond to urgent requests from the NOC in conjunction with the on-site Level 3 personnel. Support to be provided by Level 3 as part of on-site and on-call support shall include the following:

(i)	Supporting short-term and long-term problem identification, analysis, and resolution;

(ii)	Ensuring that proper steps are taken to resolve the problem;

(iii)	Supporting the deployment of new software to the Level 3 Network, Customer and NOC equipment as coordinated with Customer;

(iv)	Providing support to meet network provisioning requirements;

(v)	Installing and maintaining network traps and alarms specific to the Services via a network management system;

(vi)

Documenting all network faults in the PR system along with the corrective action taken. When practical, the trouble-shooting steps shall also be documented. Common and routine repair activities shall be documented in NOC procedures that are easily referenced in the PR;

(vii)

Identifying and tracking all software, baseline and patches deployed in the NOC platforms and deploying new versions and patches acceptable to Customer and as necessary to enhance system features, performance, or stability. All like network components shall run the same version of operating code. New versions or patches that are to be deployed should first be tested in a lab environment and then implemented in the network during scheduled maintenance;

(viii)	Maintaining a technical library for the NOC;

(ix)

Ensuring that procedures for the conduct of network testing are (A) in accordance with those developed in conjunction with Customer representatives, and (B) designed to minimize the extent and duration of interruptions in service to Customer’s end users; and

(x)

Providing an escalation list for Customer containing pager numbers, cell phones and other necessary contact information of relevant and appropriate Level 3 personnel (including Level 3 executives) for emergency response should the Level 3 NOC fail to respond with adequate information regarding a major Service outage within the first half hour of such an outage. The current version of such escalation list is attached hereto as Exhibit F. Level 3 shall update the list

Exhibit B to Network Services Agreement	B - 2	Customer/Level 3 Confidential

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periodically as necessary or upon Customer’s request.

1.7.

Provide operational support to Customer in the area of network testing in association with provisioning actions. Such testing shall be conducted from the NOC in conjunction with the on-site Level 3 installation team personnel.

1.8.	Maintain and provide updates and changes to NOC maps.

1.9.	Maintain an authorized outage (i.e., scheduled maintenance) schedule for NOC controller use.

1.10.	Act as Customer’s agent in network security matters on a day-to-day basis as directed by Customer in accordance with commercially reasonable practices, and make recommendations for improvements.

1.11.	Use commercial teleconferencing facilities in the resolution of network problems, escalation of problems, and planning activities.

1.12.	Provide electronic mail service support for the NOC.

1.13.	Provide a facsimile service resident in the NOC equipment.

1.14.

Account for the disposition of each call placed to Customer (including how many calls were placed, how many were sent successfully to Customer, how many were lost in the network due to routing problems, how many calls were sent to Customer but which were not accepted by Customer) through the use of SNMP capabilities and Level 3 diagnostic software residing in the NOC.

1.15.

Deliver the following reports to Customer-designated representatives (or by email if requested by Customer), each in the format designated by Customer and using the data inputs and formulae designated by Customer:

(i)	Usage Reports

(a)	Daily reports on hourly Port usage by local calling area; and

(b)	Daily reports on percentage of ineffective calls;

(ii)

Daily reports on circuit utilization (e.g., T1s, DS-3s, and OC-3s), including with respect to (a) circuits between telco central offices and modems; (b) circuits between modems and Level 3’s backbone network, (c) circuits within Level 3’s backbone network, (d) circuits between Level 3’s backbone network and the transport termination facilities described in Section 1.6 of Exhibit C and (e) T1s, DS-3s, and OC-3s that connect Customer’s network to Level 3’s network.

(iii)	Daily reports on Level 3’s delivery of the end-to-end, per Port capacity described in Section 1.1 of Exhibit C;

(iv)	SNMP variables;

(v)	Weekly summaries of the amount of time required to close PRs;

(vi)	Daily network latency and congestion statistics; and

Exhibit B to Network Services Agreement	B - 3	Customer/Level 3 Confidential

COLLECTED

(vii)	Trace data as required to debug client and Customer network problems.

Customer may request additional reports, and Level 3 shall provide these additional reports, or the raw data, subject to technical reasonableness.

1.16

Aggregate routing information sent to Customer and shall control the addition and withdrawal of routing information. Level 3 shall announce Customer routing information at Level 3 interchange points as required by Customer.

2.	NETWORK ENGINEERING.

2.1	Level 3 agrees to provide network engineering personnel and resources to address operational and long-term planning issues.

2.2

Level 3 shall continue to improve the network design in order to reduce risk to Customer, improve robustness, and enhance the performance of the Level 3 network. Customer shall be permitted to establish a route of last resort on the Level 3 network.

2.3

Level 3 shall maintain the facilities, equipment and software used to provide the Services so that they operate in accordance with their specifications (e.g., applicable vendor support release information), including (i) maintaining equipment in good operating condition, (ii) undertaking repairs and preventive maintenance on equipment, including at a minimum in accordance with the applicable equipment manufacturer’s recommendations, and (iii) performing software maintenance, including at a minimum in accordance with the applicable software documentation and software vendor’s recommendations.

2.4

Level 3 shall coordinate all scheduled maintenance and testing activities with Customer and shall work with Customer to perform scheduled maintenance in a manner and at a time which is designed to minimize the extent and duration of interruptions in service to Customer’s end users.

2.5

Level 3 agrees not to restrict traffic to and from Customer unless requested to do so by Customer or required to do so by court order or applicable law. Before restricting traffic as a result of court order or applicable law as permitted under this Section, Level 3 shall provide Customer with reasonable prior notice of the timing, duration, scope and reasons for such restriction and with a reasonable opportunity to prevent such traffic, restriction.

2.6

Level 3 shall manage the backbone and interconnection points with other Internet providers and customers to minimize loss and delay of Customer traffic. Such management shall include creation of new interconnection points as required.

2.7

Upon Customer’s request, Level 3 shall provide Customer personnel with guided physical access to one or more POPs identified by Customer and utilized to provide Services for the purpose of inspection. Such access will be provided in a manner that does not unreasonably interfere with Level 3’s operations.

3.	NETWORK SUPPORT ORGANIZATION

Level 3 shall structure the provision of Services in a manner that shall enable Level 3 to rapidly build out its networks.

3.1	Engineering. Level 3 shall maintain a network engineering group that shall handle the

Exhibit B to Network Services Agreement	B - 4	Customer/Level 3 Confidential

COLLECTED

technical aspects of the Services, resolution of problems escalated by the NOC, planning for future network expansion, and improvement of performance and process. Such engineering group shall interact directly with Customer and the NOC.

3.2.

Deployment. Level 3 shall maintain a deployment team consisting of field engineers and technicians, as well as others who have experience dealing directly with telecommunications companies, preparing sites, and installing equipment.

3.3.

Operations. Level 3’s NOC shall handle the operation and maintenance of the Level 3 Network. The NOC shall be connected to Customer’s central facilities, including a direct telephone link to the Customer operations center as described in Section 1.6 of this Exhibit B. The NOC’s monitoring capability shall be developed and maintained to detect and correct network problems before they are visible to Customer or its end-users. The NOC shall direct maintenance activities based on input from the monitoring systems and Customer. Level 3 shall handle a large majority of repair tasks over the telephone with technicians at the POPs by storing Dial-Up Access subsystems at the POPs, establishing working agreements with the POPs and other service providers, and by providing written procedures. When it is necessary to send technicians to address and resolve problems, Level 3 shall use its existing infrastructure of satellite offices and field engineers.

4.	MISCELLANEOUS SERVlCES

4.1.

Level 3 shall provide, for each individual local calling area, a unique set of source IP addresses such that member demographics can be identified through such source IP addresses. Customer shall be provided the source IP addresses at least two (2) weeks prior to use by Level 3 to provide the Services.

4.2.

Level 3 shall acquire and manage IP addresses for all protocols utilized by Customer and as otherwise necessary for Level 3 to fulfill its obligations to Customer under this Agreement. Without limiting the generality of the foregoing, Level 3 shall dynamically assign a unique IP address for each session of a Customer end-user.

4.3.	Level 3 shall provide domain name services (“DNS”), including the following:

(i)	resolution of DNS queries to Customer destinations;

(ii)	support of DNS for Customer service access to the Customer domain and any zones resident on Customer name servers; and

(iii)	maintenance of DNS servers.

5.	TELEPHONE NUMBERS

5.1.

Level 3 shall reserve dedicated telephone numbers in each Service Area exclusively for Customer to access the dial-up POPs used in providing the Services. In addition, whenever new telephone numbers become available to Level 3 in a Service Area, Level 3 shall make such telephone numbers available to Customer prior to making such numbers available to any affiliated or unaffiliated third party. Level 3 shall ensure that telephone numbers provided to Customer hereunder remain available for use by Customer at all times. Further, Level 3 shall not provide such telephone numbers to any third party without Customer’s prior consent.

5.2.	During the Term, Level 3 shall be the customer of record of the telephone numbers to

Exhibit B to Network Services Agreement	B - 5	Customer/Level 3 Confidential

COLLECTED

each dial-up POP used to provide the Services. At any time upon Customer’s request, Level 3 shall transfer all rights associated with the telephone numbers corresponding to the affected Services to Customer or its designee, including by porting such telephone numbers to Customer or its designee.

5.3.

Any changes with respect to telephone numbers used to provide the Services shall require Customer’s prior approval. In the event of any change in a telephone number used to provide Services, (a) Level 3 shall provide such Services using both the original telephone number and the new telephone number for a minimum of ninety (90) days after retesting and acceptance by Customer of Ports utilizing the new number, and (b) the total number of Ports utilized for both telephone numbers shall at all times be equal to or greater than the total number of Ports utilized for the original telephone number.

5.4.	Level 3 shall provide Customer with at least ninety (90) days prior notice with respect to any NPA change (whether such change is a result of a split or overlay).

5.5.

Prior to delivering Ports for Customer in a Service Area, Level 3 shall provide Customer with (i) a list of the Destination NPA-NXXs for such Service Area, and (ii) a complete and accurate list of all of the associated originating NPA-NXXs that are capable of making a Local Call to such Destination NPA-NXXs. Such data described in (i) and (ii) shall be consistent with the Local Exchange Routing Guide (“LERG”) as maintained by Telcordia Technologies, Inc. (or its successor). Level 3 shall provide Customer with updates to such data from time to time as necessary to keep such data current, complete and accurate with any published updates to the LERG. Level 3 shall provide Destination NPA-NXXs in a manner that strictly conforms with Customer’s requests for rate center coverage. An example of an unacceptable NPA-NXX: Customer requests Rialto, California rate center coverage. Level 3 delivers a Destination NPA-NXX associated with Ontario, California as set forth in the LERG and Level 3 notifies Customer that such rate center also fully covers the Rialto, California rate center. Customer would not accept the Destination NPA-NXX associated with Ontario, California as such rate center does not cover the same Local Calling Area as a Destination NPA-NXX for the Rialto rate center since there are outlying rate centers that can reach the Rialto rate center as a Local Call but would not be able to reach the Ontario rate center NPA-NXX as a Local Call.

6.	EVOLUTION OF THE SERVICES

Level 3 shall cause the Services to evolve (whether through modification, enhancement, supplement or replacement) to keep pace with technological advances and advances in the methods of delivering services, as requested by Customer or otherwise where any such advances are, at the current time, in general use within the telecommunications industry or among Customer’s competitors; provided, however, that Level 3 shall obtain Customer’s approval prior to making any modification, enhancement, supplement or replacement to the Services that is not requested by Customer. As an example, Services evolution shall include Level 3’s addition of functionality to the extent such addition is made possible through the use of new equipment and/or software reasonably available to Level 3 during the Term. Adjustments in Services in accordance with this Article 6 shall be deemed to be included within the scope of the Services to the same extent and in the same manner as if expressly described in this Agreement.

Exhibit B to Network Services Agreement	B - 6	Customer/Level 3 Confidential

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EXHIBIT C

Specifications

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EXHIBIT C

Specifications

[****]

Exhibit C to Network Services Agreement	C - 1	Customer/Level 3 Confidential

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[****]

Exhibit C to Network Services Agreement	C - 2	Customer/Level 3 Confidential

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[****]

Exhibit C to Network Services Agreement	C - 3	Customer/Level 3 Confidential

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EXHIBIT D

Service Levels

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EXHIBIT D

Service Levels

[****]

Exhibit D to Network Services Agreement	D - 1	Customer/Level 3 Confidential

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[****]

Exhibit D to Network Services Agreement	D - 2	Customer/Level 3 Confidential

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[****]

Exhibit D to Network Services Agreement	D - 3	Customer/Level 3 Confidential

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Exhibit E

Rate Center Expansion Schedule and Tiers

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Marked Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

COLLECTED

Exhibit F

Escalation Procedures

[****]

COLLECTED

Exhibit G

Form of Invoice

[****]

COLLECTED